UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 31, 2010

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE

WOONSOCKET, RHODE ISLAND 02895

(Address of Principal Executive Offices)  (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                             Changes in Registrant’s Certifying Accountant.

McGladrey & Pullen, LLP recently acquired the assets of Caturano and Company, Inc. (“Caturano”), the independent registered public accounting firm for Summer Infant, Inc. (the “Company”).  As a result, on August 31, 2010, Caturano resigned as the independent registered public accounting firm for the Company and, concurrent with such resignation, the Company’s audit committee approved the engagement of McGladrey & Pullen, LLP (“McGladrey”) as the new independent registered public accounting firm for the Company.  It is anticipated that the leadership team from Caturano will continue to work with the Company.

Caturano was engaged as the independent auditor of the Company on May 27, 2009.  The audit report of Caturano on the Company’s consolidated financial statements for the year ended December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal year ended December 31, 2009 and through the date of Caturano’s resignation, there were (i) no disagreements between the Company and Caturano on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Caturano, would have caused Caturano to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such year, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

McGladrey previously served as the independent auditor of the Company from January 2007 until May 27, 2009.  Other than services rendered in its capacity as the Company’s independent auditor for the fiscal year ended December 31, 2008 and through May 27, 2009, during the Company’s two most recent fiscal years ended December 31, 2009 and through the date of McGladrey’s engagement on August 31, 2010, the Company did not consult with McGladrey on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey did not provide either a written report or oral advice to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Caturano a copy of the disclosures in this Form 8-K and has requested that Caturano furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Caturano agrees with the Company’s statements herein.  A copy of the letter dated September 3, 2010 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01                           Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit
Number	Description
16.1	Letter from Caturano and Company, Inc. to the Securities and Exchange Commission dated September 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: September 3, 2010	By:	/s/ Joseph Driscoll
Joseph Driscoll
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter from Caturano and Company, Inc. to the Securities and Exchange Commission dated September 3, 2010.